(EXHIBIT 25.1)

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                 ---------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)

                                 ---------------

                               CSC HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                               11-2776686
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1111 Stewart Avenue                                    11714
Bethpage, New York                                     (Zip code)
(Address of principal executive offices)

                                 ---------------

                      8-1/8% Series B Senior Notes due 2009
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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Name                                         Address
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Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y. 10045

Federal Deposit Insurance Corporation        Washington, D.C. 20429

New York Clearing House Association          New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of August, 1999.


                                        THE BANK OF NEW YORK



                                        By:  /s/  WALTER N. GITLIN
                                           -------------------------------------
                                           Name:  WALTER N. GITLIN
                                           Title: VICE  PRESIDENT




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                                                                       Exhibit 7


                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                        In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin..................                          $4,508,742
  Interest-bearing balances...........                           4,425,071
Securities:
  Held-to-maturity securities.........                             836,304
  Available-for-sale securities.......                           4,047,851
Federal funds sold and Securities
  purchased under agreements to resell                           1,743,269
Loans and lease financing receivables:
  Loans and leases, net of unearned
   income...............39,349,679
  LESS: Allowance for loan and
   lease losses............603,025
  LESS: Allocated transfer risk
   reserve..................15,906
  Loans and leases, net of unearned
   income, allowance, and reserve.....                          38,730,748
Trading Assets........................                           1,571,372
Premises and fixed assets (including
  capitalized leases).................                             685,674
Other real estate owned...............                              10,331
Investments in unconsolidated
  subsidiaries and associated
  companies...........................                             182,449
Customers' liability to this bank on
  acceptances outstanding.............                           1,184,822
Intangible assets.....................                           1,129,636
Other assets..........................                           2,632,309
                                                               -----------
Total assets..........................                         $61,688,578
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LIABILITIES
Deposits:
  In domestic offices.................                         $25,731,036
  Noninterest-bearing.......10,252,589
  Interest-bearing..........15,478,447
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs...                          18,756,302
  Noninterest-bearing..........111,386
  Interest-bearing..........18,644,916
Federal funds purchased and
  Securities sold under agreements to
  repurchase..........................                           3,276,362
Demand notes issued to the
  U.S.Treasury........................                             230,671
Trading liabilities...................                           1,554,493
Other borrowed money:
  With remaining maturity of one year
   or less............................                           1,154,502
  With remaining maturity of more
   than one year through three years..                                 465


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  With remaining maturity of more
   than three years...................                              31,080
Bank's liability on acceptances
  executed and outstanding............                           1,185,364
Subordinated notes and debentures.....                           1,308,000
Other liabilities.....................                           2,743,590
                                                               -----------
Total liabilities.....................                          55,971,865
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EQUITY CAPITAL
Common stock..........................                           1,135,284
Surplus...............................                             764,443
Undivided profits and capital reserves                           3,807,697
Net unrealized holding gains (losses)
  on available-for-sale securities....                              44,106
Cumulative foreign currency
  translation adjustments.............                          (  34,817)
Total equity capital..................                           5,716,713
                                                               -----------
Total liabilities and equity capital..                         $61,688,578
                                                               ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                            --x
Thomas A. Reyni               |
Alan R. Griffith              |             Directors
Gerald L. Hassell             |
                            --x

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